Exhibit 10.6.2

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDMENT N° 2

TO THE

A320 FAMILY P U R C H A S E  A G R E E M E N T

B E T W E E N

A I R B U S  S.A.S.

as “Seller”

A N D

AVIANCA S.A.

as “Buyer”

Reference : 337.042/07

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C O N T E N T S

CLAUSES	TITLES

1	[*]	4

2	MISCELLANEOUS PROVISIONS	5

3	ASSIGNMENT	5

4	CONFIDENTIALITY	5

5	COUNTERPARTS	5

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AMENDMENT N° 2 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 2 (hereinafter referred to as “Amendment N° 2”) is entered into as of the      September 2007

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. [and Airbus Industrie G.I.E.] created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at administrative Avenida Calle 26 No. 92-30 Bogota, Colombia (the “Buyer”).

WHEREAS :

A.

The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated 16th April 2007 for the sale by the Seller and the purchase by the Buyer of nine (9) A319-100 Aircraft and twenty four (24) A320 Aircraft together with all Exhibits and Appendices attached thereto and any Letter Agreements thereto, as the same may be amended or modified from time to time, the “Agreement”),

B.	The Buyer and the Seller have entered into an Amendment No.1 to the Agreement dated 18th June 2007 (“Amendment No.1”) pursuant to which the Buyer has [*],

C.	In accordance with the terms of this Amendment N° 2, the Seller and the Buyer hereby agree to consolidate the date upon which the Buyer may, [*].

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

It is understood that this Amendment N° 2, upon execution hereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 2, unless otherwise agreed upon herein.

Capitalised terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 2.

In the event of any conflict between the provisions of this Amendment N° 2 and the provisions of either Letter Agreement N° 14 or Letter Agreement N° 14A, the terms of this Amendment N° 2 shall prevail.

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1.	[*]

1.1	Paragraph 2.2 of Letter Agreement N°14A is hereby deleted in its entirety and is replaced with the following:

QUOTE

2.2	[*];

UNQUOTE

1.2	The amendment to paragraph 2 of Letter Agreement N° 14 set out in paragraph 2.4 of Letter Agreement N°14A is hereby deleted in its entirety and is replaced with the following:

QUOTE

2.	[*]

UNQUOTE

1.3	The amendment to sub-clause (e) of sub-paragraph (i) of paragraph 3.1 of Letter Agreement 14 as set out in paragraph 2.5 of Letter Agreement N°14A is hereby deleted in its entirety and is replaced with the following:

QUOTE

[*]	UNQUOTE

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2.	Miscellaneous Provisions

This Amendment N° 2 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter hereof.

The Agreement shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

If there is any conflict or inconsistency between the terms and provisions of the Agreement and this Amendment N° 2, the terms and provisions of the latter shall prevail to the extent of such conflict or inconsistency.

3.	Assignment

Except as provided in Clause 21 of the Agreement, in Letter Agreements Nos. 14 and 14A and hereby, neither this Amendment N° 2 nor the Buyer’s rights under this Amendment N° 2 shall be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment N° 2 with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Amendment N° 2 (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Amendment N° 2 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this Amendment N° 2 was entered into the day and year first above written.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

Aerovias del Continente		AIRBUS S.A.S.
Americano S.A. Avianca

By:	/s/ Juan Carlos Sarabia	By:	/s/ Christophe Mourey

Its:	Attorney-in-fact	Its:	Senior Vice President Contracts

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